                                                                     Exhibit 4.1

----------                                                            ----------
  NUMBER                             [LOGO]                             SHARES

G                        GIGA INFORMATION GROUP, INC.

----------                                                            ----------

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                            SEE REVERSE FOR CERTAIN DEFINIATIONS

                                  COMMON STOCK         CUSIP 37517M 10 9

This Certifies that





is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE
                      TENTH OF ONE CENT ($.001) EACH OF

                          GIGA INFORMATION GROUP, INC.

(hereinafter called the "Corporation") transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Corporation as from time to time amended (copies of which are on file with the Corporation) to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

         Dated:

                     [SEAL OF GIGA INFORMATION GRUOP, INC.]

/s/ Daniel M. Clarke                                       /s/ Gideon I.Gartner
      SECRETARY                                          CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                TRANSFER AGENT AND REGISTRAR

BY

                              AUTHORIZED SIGNATURE

                          GIGA INFORMATION GROUP, INC.

         The Corporaiton is authorized to issue more than one class of stock. A statement of the powers, designations, preferences, and the relative participating, optional or other rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Corporation.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ____________ Custodian ______________
                       (Cust)                  (Minor)
                     under Uniform Gifts to Minors
                     Act _________________________________
                                    (State)

    Additional abbreviations may also be used though not in the above list.

         For value received, _______________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________
|                                     |
|                                     |
|                                     |
|_____________________________________|_________________________________________

________________________________________________________________________________

________________________________________________________________________________
             (PLEASE PRINT OR TYPEWRTIE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)
________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,________________  ________________________________________________________
                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

----------                                                            ----------
  NUMBER                             [LOGO]                             SHARES

G                        GIGA INFORMATION GROUP, INC.

----------                                                            ----------

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                            SEE REVERSE FOR CERTAIN DEFINIATIONS

                                  COMMON STOCK         CUSIP 37517M 10 9

This Certifies that





is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE
                      TENTH OF ONE CENT ($.001) EACH OF

                          GIGA INFORMATION GROUP, INC.

(hereinafter called the "Corporation") transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Corporation as from time to time amended (copies of which are on file with the Corporation) to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

         Dated:

                     [SEAL OF GIGA INFORMATION GRUOP, INC.]

/s/ David M. [illegible]                                      /s/ [illegible]
      SECRETARY                                          CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                TRANSFER AGENT AND REGISTRAR

BY

                              AUTHORIZED SIGNATURE

                          GIGA INFORMATION GROUP, INC.

         The Corporaiton is authorized to issue more than one class of stock. A statement of the powers, designations, preferences, and the relative participating, optional or other rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Corporation.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ____________ Custodian ______________
                       (Cust)                  (Minor)
                     under Uniform Gifts to Minors
                     Act _________________________________
                                    (State)

    Additional abbreviations may also be used though not in the above list.

         For value received, _______________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________
|                                     |
|                                     |
|                                     |
|_____________________________________|_________________________________________

________________________________________________________________________________

________________________________________________________________________________
             (PLEASE PRINT OR TYPEWRTIE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)
________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,________________  ________________________________________________________
                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.